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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


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                                      FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934



        Date of report (date of earliest event reported):  February 12, 1998



                                    SCOOP, INC.
                 (Exact name of Registrant as specified in charter)



           DELAWARE                                             33-0726608
 (State or other jurisdiction          000-22281             (I.R.S. Employer
       of incorporation)       (Commission File Number)   Identification Number)

                205 TECHNOLOGY DRIVE
                 IRVINE, CALIFORNIA                     92618
     (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code:  (714) 453-8383


                                        None
           (Former name or former address, if changed since last report)

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     ITEM 5:   OTHER EVENTS

     On February 12, 1998, Scoop, Inc. (the "Company") issued a press release announcing that it was downsizing its online business information service and that Mark Davidson, the Company's President and Chief Financial Officer, had resigned. Additionally, the Company's press release announced the resignation of three of its directors: K. C. Craichy, Nils Andersson and John Kensey. A copy of the press release is attached as Exhibit 99.1 hereto.

     ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (a)  Exhibits

     NUMBER    EXHIBIT
               -------

     99.1      Press release dated February 12, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 13, 1998                SCOOP, INC.



                                        By: /s/ Rand Bleimeister
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                                                      Rand Bleimeister
                                                  Chief Executive Officer

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